LEADING NEXT GEN SNACKING



HERSHEY

Investor Day 2026 | March 31

WELCOME

Anoori Naughton

Vice President, Investor Relations



Kit
Kat
KitKat

Forward-looking statements

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to our 2026 Full-year Financial Outlook and other statements regarding our business outlook and financial performance. Many of these forward-looking statements can be identified by the use of words such as "anticipate," "assume," "believe," "continue," "estimate," "expect," "forecast," "future," "intend," "plan," "potential," "predict," "project," "strategy," "target" and similar terms, and future or conditional tense verbs like "could," "may," "might," "should," "will" and "would," among others. These statements are made based upon current expectations that are subject to risk and uncertainty. Because actual results may differ materially from those contained in the forward-looking statements, you should not place undue reliance on the forward-looking statements when deciding whether to buy, sell or hold the Company's securities. Factors that could cause results to differ materially include, but are not limited to: disruptions or inefficiencies in our supply chain due to the loss or disruption of essential manufacturing or supply elements or other factors; issues, concerns or regulatory changes related to the quality and safety of our products, ingredients or packaging, human and workplace rights, and other environmental, social or governance matters; changes in raw material and other costs, along with the availability of adequate supplies of raw materials and the Company's ability to successfully hedge against volatility in raw material pricing; the Company's ability to successfully execute business continuity plans to address changes in consumer preferences and the broader economic and operating environment; selling price increases, including volume declines associated with pricing elasticity; market demand for our new and existing products; increased marketplace competition; failure to successfully execute and integrate acquisitions, divestitures and joint ventures; changes in governmental laws, regulations and policies, including taxes and tariffs; political, economic, and/or financial market conditions, including with respect to inflation, rising interest rates, slower growth or recession, evolving priorities of the U.S. administration, and other events beyond our control such as the impacts on the business arising from international conflicts and geopolitical tensions; risks and uncertainties related to our international operations; disruptions, failures or security breaches of our information technology infrastructure and that of our customers and partners (including our suppliers); our ability to hire, engage and retain a talented global workforce, our ability to realize expected cost savings and operating efficiencies associated with strategic initiatives or restructuring programs; complications with the design, implementation or usage of our new enterprise resource planning system, including the ability to support post-implementation efforts and maintain enhancements, new features or modifications; and such other matters as discussed in our Annual Report on Form 10-K for the year ended December 31, 2025 and from time to time in our other filings with the U.S. Securities and Exchange Commission from time to time. The Company undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the Company's expectations.

AGENDA



Leading Next Gen Snacking	**Kirk Tanner** Chief Executive Officer
Next Gen Portfolio	**Stacy Taffet** Chief Growth & Marketing Officer
Retail of the Future	**Andrew Archambault** President, U.S.
Break	
Modern Supply Chain	**Jason Reiman** Chief Supply Chain Officer
Next Gen Performance	**Steve Voskuil** Chief Financial Officer
Q&A	

LEADING NEXT GEN SNACKING

Kirk Tanner

President, CEO


HERSHEY'S

WHAT YOU'LL HEAR TODAY

Strong foundation, with significant headroom for growth

Building next gen portfolio of consumer loved brands

Unleashing "One Hershey" commercial model

Architecting a resilient, agile, and efficient supply chain

Powering performance flywheel through scaled productivity and reinvestment

WE ARE EMERGING STRONGER


HERSHEY'S
PROUD SUPPORTER OF TEAM USA

OVER THE PAST THREE YEARS

Smart investments in our future despite unprecedented cocoa volatility



Reese's
OREO
JOLLY RANCHER GUMMIES

Reinvigorated
our core U.S. Confection innovation pipeline



Dot's Homestyle Pretzels
ORIGINAL SEASONED
SKINNY POP
AVOCADO LIME
Lesser Evil
POPCORN
HIMALAYAN GOLD

Scaled
our presence in U.S. Salty Snacking



Upgraded
our digital infrastructure and IT talent



Transformed
our cost structure to fuel investments

Differentiated portfolio, uniquely positioned to win in high growth spaces

Category Growth Rates	U.S. Confection	U.S. Permissible Salty Snacks	U.S. Nutritional Bars	Int'l Chocolate Anchor Markets*
2022-25 CAGR	+3%	+5%	+10%	+8%

*Mexico, Brazil, WEUR



Rolo
HEATH
HERSHEY'S
ZERO SUGAR
KitKat
Twizzlers
Reese's
Almond Joy
JOLLY RANCHER
BROOKSIDE
barkTHINS
PAYDAY



SKINNY POP
Dot's Homestyle Pretzels
PIRATE'S BOOTY
Dot's SNACK MIX
POPCORN
Reese's



ONE
FULFIL
PROTEIN BAR
CHOCOLATE PEANUT BUTTER



HERSHEY'S
Reese's
DIPPED PeaNuts
Kisses
DARK · NOIR

Significant growth runway in anchor markets with high chocolate consumption and proven right to win

North America | Anchor Market | Emerging Presence



CANADA
$4B
Confection Market Size
+3%
3 Year Growth Outlook
3.3kg
Chocolate per Capita Consumption

EUROPE/UK
$76B
Confection Market Size
+5%
3 Year Growth Outlook
4.7kg
Chocolate per Capita Consumption

MEXICO
$6B
Confection Market Size
+7%
3 Year Growth Outlook
0.7kg
Chocolate per Capita Consumption

BRAZIL
$9B
Confection Market Size
+9%
3 Year Growth Outlook
1.8kg
Chocolate per Capita Consumption

ASIA PACIFIC
$46B
Confection Market Size
+5%
3 Year Growth Outlook
0.2kg
Chocolate per Capita Consumption

Source: Euromonitor (2025) , estimated 2025-2028 CAGR.

We will lead

NEXT GENERATION SNACKING


Caramello

Dynamic macro environment offers unique opportunities to win with consumers


Cadbury

MACRO TRENDS

- Consumer financial pressure
- Food policy evolution
- Digital and AI proliferation
- Bifurcation to premium and value
- GLP-1 adoption
- Success of Emerging brands

GROWTH OPPORTUNITIES

- Gen Z Activation
- Premium Expansion
- Functional and Better for you
- Win on Value
- Omnichannel Ecosystem
- Social and Influencer Marketing

We will build on our foundation to lead next gen snacking

Strong Today	Stronger Tomorrow	
Mainstream chocolate powerhouse	Total confection leadership by leaning into premium, better-for-you, sweets	 JOLLY RANCHER FREEZE DRIED BROOKSIDE LILY'S DARK CHOCOLATE STYLE
Fastest growing Salty portfolio in select categories	Expansion into permissible salty snack options across categories	 Dot's SNACK MIX Lesser Evil POPCORN
Selective participation in protein	New growth vector in functional snacking	vitaKEY  ONE FULFIL PROTEIN BAR
Category specific go to market teams and model	One Hershey operating model leveraging strengths across portfolio and capabilities	ONE HERSHEY
Strong capabilities and digital foundation	Leveraging AI to solve our biggest problems	

OUR THREE PILLAR STRATEGY

FOCUSED ON TOMORROW'S CONSUMER

1 NEXT GEN PORTFOLIO

Inspiring Every Snacking Moment

2 RETAIL OF THE FUTURE

Winning Where Shoppers Shop

3 MODERN SUPPLY CHAIN

Building a Smart, Agile Network

With people and technology ***Fueling The Growth*** to drive

DIFFERENTIATED PERFORMANCE

We will drive growth by maximizing our core while expanding into new spaces


CHEDDAR BLAST!
HERSHEY'S
HERSHEY'S

Maximize our core

Modernize brand building

Increase portfolio effectiveness

Build more $1B+ brands

Expand into new spaces

Increase innovation in high growth spaces

Invest in technical capabilities

Build new brands and execute thoughtful acquisitions


Caramello

Positioned to drive durable growth through high growth segments


FUTURE
TODAY
33%
High Growth Areas
Core Chocolate

Targeting over

40%

of Hershey sales in spaces with consumer tailwinds

- Permissible Salty
- Sweets
- Better-For-You
- Premium
- Functional
- International

Unlocking growth through new commercial approach

ONE HERSHEY


SWEET, SALTY OR BOTH?
MOVIE
-TIME-
TREATS
KISSES
SKINNY POP

Combining our strength and capabilities across the portfolio

- Merchandising Strategy
- Retail Execution
- Shelf Strategy
- Price / Pack Architecture
- Holistic Commercial Investment

ONE HERSHEY

Brings One Voice to Retailers

expanding our scale, resources, and retail coverage, and elevating our role as advisors with retailers

Resilient, agile, and efficient supply chain

to enable growth and reinvestment

- Demand fulfilment and ingredient resiliency
- World class network agility
- Industry leading quality, taste, and cost
- Tech-enabled productivity fuel for growth



Integrating tech and AI capabilities across the organization

Implementation on highest-value use cases



Portfolio

Higher marketing spend effectiveness and faster speed to market

Commercial

Greater ROI on commercial investments and tech enabled in-store execution

Supply Chain

Accurate forecasting and dynamic decision-making across supply chain

Enabled by investments in digital foundation & talent

Top tier team leading new operating model



Kirk Tanner
President, CEO



Steve Voskuil
Chief Financial Officer

Demand Creation	Commercial Excellence	Demand Fulfillment



Stacy Taffet
Chief Growth & Marketing Officer



Vero Villasenor
Chief Brand Officer



Andrew Archambault
President, U.S.



Rohit Grover
President, International



Jason Reiman
Chief Supply Chain Officer



Dave Hulays
Senior Vice President, Finance



Deepak Bhatia
Chief Technology Officer



Kris Meulen
Chief Development Officer



Nitin Jain
Chief Strategy and Transformation Officer



Natalie Rothman
Chief Human Resources Officer



James Turoff
General Counsel & Secretary

pepsico amazon Coca-Cola Kimberly-Clark ABInBev Keurig Dr Pepper P&G

Decades of collective experience building and scaling world-class consumer brands

Unlocking the next chapter of differentiated results

Over the next three years, we expect to deliver:


JOLLY RANCHER
SHAQ-A-LICIOUS
HERSHEY'S
Reese's

Undisputed Leadership in **North America Confection**


SKINNY POP
PARTY SIZE
PIRATE'S BOOTY
Dot's Homestyle Pretzels
ORIGINAL
SEASONED PRETZEL TWISTS

Fastest growing portfolio in U.S. **Salty Snacking, on track to #2 share**


Reese's
WHITE
HERSHEY'S
choco tubes
HERSHEY'S MILK SHAKE

High growth, high return in **International Anchor Markets**


ZERO SUGAR ASSORTMENT
ONE
FULFIL
Reese's
PLANT BASED

Upside from differentiated **Functional Snacking Portfolio**

Positioned to deliver sustained, top-tier performance

	2026-2027 **Restore Profitability**	2028+ **Balanced Revenue Growth**
Organic Net Sales Growth	+2-4%	+2-4%
Adj. EPS Growth	Up Double-Digits	+6-8%



REACHING NEW HEIGHTS

TOP-TIER TOTAL SHAREHOLDER RETURNS



KEY TAKEAWAYS


Kat

1. Snacking leader with **core strength** and **significant whitespace**
2. **Expanding confection leadership, reaching #2 in Salty,** with International and functional upside
3. **One Hershey** commercial model and **next-gen R&D, innovation, and brand building** to unlock growth
4. **Tech-enabled supply chain fueling growth** and greater consumer choice
5. Delivering earnings recovery and **positioning for new heights in performance**

NEXT GEN PORTFOLIO

Stacy Taffet

Chief Growth & Marketing Officer


KitKat

NEXT GEN PORTFOLIO

KEY TAKEAWAYS

1 Our portfolio is well-positioned — with **significant headroom** in U.S. snacking & international upside

2 Maximizing potential of **today's portfolio** through modern brand building and portfolio effectiveness

3 Fueling **tomorrow's portfolio** with investment in innovation, technical capabilities, & thoughtful M&A



U.S. Snacking is resilient, backed by stable consumer trends

	PRE-COVID 2012–2020	CURRENT 2025–2027	FUTURE 2028+
U.S. Snacking Growth	+3% Most snacking categories gaining	+2–3% Resilient emotional, better-for-you, and functional growth partially offset by economic stress, GLP-1 adoption, and regulatory pressures	+3% Economic stabilization and increased Gen Z spending power; more options in on-trend categories

Long-term Category Drivers

- Snacking growth driven by increased occasions from younger consumers
- Snackification of meals is growing, expanding relevance of snacks
- Shoppers increasingly want a variety of new flavors and experiences

Source: Euromonitor Snacking U.S. (2012 - 2025)

Hershey's portfolio is well-positioned

in faster growing snacking segments


U.S. Category Growth (2025)
1.7%
2.5%
6.7%
3.1%
14.0%
2.3%
5.0%
3.8%
2.7%
6.6%
4.5%
Packaged Food
Total Snacking
Chocolate
Sweets
Nutritional Bars
Cheese Puffs
Gum
Pretzels
RTE Popcorn
Mints
Snack Mix
TAM $
$327B
$184B
$24B
$13B
$6B
$5B
$4B
$3B
$2B
$1B
$1B

Gained +25 basis points of Total Snacking share in 2025

Source: Circana (2025)
Note: Total Snacking categories include candy, salty snacks, cookies, crackers, snack bars, ice cream, frozen novelties, pastries/doughnuts, meat snacks, bakery snacks, pies & cakes, fruit snacks, dried fruit, fruit sauce, toaster pastries, rice cakes, pudding, and gelatin.

With significant headroom

across core and broader U.S. snacking

Hershey 2025 $ Share


0%
5%
49%
8%
8%
17%
3%
4%
24%
34%
6%
Total Snacking
Non-Premium Chocolate
Premium/BFY Chocolate
Sweets
Refreshment
Nutritional Bars
Salty Snacks
Pretzels
Popcorn
Puffs

Source: Circana (2025)
Note: Total Snacking categories include candy, salty snacks, cookies, crackers, snack bars, ice cream, frozen novelties, pastries/doughnuts, meat snacks, bakery snacks, pies & cakes, fruit snacks, dried fruit, fruit sauce, toaster pastries, rice cakes, pudding, and gelatin.

International anchor markets offer substantial expansion opportunity

	Anchor Markets			Emerging Presence
	Mexico	Europe / UK	Brazil	Rest of World[1]
Confection '25 RSV* | 3Y Outlook	$6B | 7%	$76B | 5%	$9B | 9%	$28B | 4%
Hershey Position	#4 Chocolate #2 Spicy candy Reese's #1 in growth	#8 Chocolate in UK Reese's #1 in growth in UK	#5 Chocolate #2 Large bars	2.5% Market share
Lead Brands	HERSHEY'S, PELON PELO RICO, HERSHEY'S KISSES, Reese's	Reese's	HERSHEY'S	HERSHEY'S, HERSHEY'S KISSES, Reese's
Investment	Localized marketing and innovation, mix of route-to-market including direct			Optimized local marketing, indirect/hybrid route-to-market

* RSV: Retail Sales Value

1. Countries where we have relevant operation: India, Australia, Philippines, Thailand, South Korea, China, Saudi Arabia, United Arab Emirates, Chile

Source: Euromonitor (2025 data) - Growth estimate for 2025-2028.

TODAY'S PORTFOLIO

Maximize Potential

Modernize brand building

Increase portfolio effectiveness

Build more $1B+ brands

The world is

FASTER, NOISIER AND MORE CHAOTIC

than anything before

THE PACE OF LIFE

has out-paced **peace of mind**



STRESS

79%

of the global population experiences stress

LONELINESS

57%

of Gen Z adults reported loneliness in 2025, marking a generation high



Source: WIN, Stress Levels Rise Around the World (2024) & CivicScience, State of Loneliness in America (2025)

People are searching for

MEANINGFUL INTERACTIONS



And they will

ALWAYS SEEK MOMENTS OF JOY

to lift the everyday





That's why our purpose

IS MORE IMPORTANT THAN EVER



Our Purpose:

CREATE MORE MOMENTS OF GOODNESS


It’s not just what we do,
IT’S WHAT THE WORLD NEEDS
HERSHEY

In the past, we earned our place through scale and shelf

98%

Total brand awareness points in the U.S.[1]

#1

In U.S. Confection[2]

38K

Total distribution[3]


KISSES

1. Kantar THC Brand Health Tracker (Q4 2024)
2. Circana (2025)
3. Total distribution points, Hershey CMG and Salty (2025)

OUR NEXT ADVANTAGE ISN'T MORE REACH





IT'S MORE RESONANCE

Evolving our marketing approach to expand resonance in addition to reach

What we're building…	Measurable Outcome
Actionable & **real-time household level insights**	**Growth in household penetration** among younger, more diverse households
Brand strategies rooted in **consumer opportunities and barriers**	**Unit growth** tied to **incremental occasions**
Deeper **brand foundations** and storytelling	**Resonant, high return** creative campaigns across more brands
Modern marketing mix to most influential channels	Maintain reach and **increase effectiveness**
Real-time measurement and resource allocation	**Smarter investment decisions** and ~50 basis point gross annual productivity savings

YOU ASKED FOR IT

47B+ Earned / Organic Impressions

23K+ Social Mentions

147 Over-index with Gen Z Shoppers



they.lovenelly1 Where can I buy this right now because you guys just put my two favorite things together 😍
2d Reply

Tim Grayson
This helps make 2025 slightly more liveable
6d Reply 1,442

rachaelkopras This is the greatest day of my existence

cam_allen25 Been waiting for this for 16 years
6d 9 likes Reply


YOU WANT IT. YOU GOT IT.

Source: Muck Rack (Media impressions); Hershey Social Listening (Social mentions) ; Numerator (Index data) / Period: July 30, 2025 – March 16, 2026

Matching consumption moments with today's consumer needs and occasions

Fastest growing

TAM | % Occasions

BOOST ~$140B* | 45%

CONNECT ~$70B* | 20%

TREAT ~$100B* | 35%

Nutrition forward[1] 20%

- Healthy Kids Fuel
- Mindful Snacking
- Better Together

Nutrition -aware[1] 20%

- Permissible Kids Snacking
- Guilt Free Enjoyment

Nutrition agnostic 60%

- Quick Recharge
- Mood Lift
- Snack & Bond
- Kids' Celebration
- Tasty Treat
- Everyday Comfort
- Time to Unwind

*Internal consumer research (2024) and external data sources (Euromonitor, Nielsen, Mintel)

1. Nutrition-forward required a positive response to at least 4/5 health & nutrition statements, while Nutrition aware requires positive response to at least 2/5.

New total snacking portfolio architecture will unlock growth

M&A

Dot's Homestyle Pretzels · ONE · SkinnyPop · Brookside Dark Chocolate · Lesser Evil · Pirate's Booty · Fulfil · Lily's

TAM | % Occasions

	BOOST ~$140B* | 45%	CONNECT ~$70B* | 20%	TREAT ~$100B* | 35%
Nutrition forward[1] 20%	Healthy Kids Fuel; Mindful Snacking	Better Together	
Nutrition -aware[1] 20%	Permissible Kids Snacking; Mindful Snacking	Better Together; Kids' Celebration	Guilt Free Enjoyment
Nutrition agnostic 60%	Quick Recharge; Mood Lift	Snack & Bond; Kids' Celebration	Tasty Treat; Seasons; Time to Unwind

Reese's · Hershey's · KitKat · Payday · Cadbury · Twizzlers · Jolly Rancher

*Internal consumer research (2024) and external data sources (Euromonitor, Nielsen, Mintel)

1. Nutrition-forward required a positive response to at least 4/5 health & nutrition statements, while Nutrition aware requires positive response to at least 2/5.

Maximizing incrementality and removing occasion overlap

TAM | % Occasions

BOOST
~$140B* | 45%

CONNECT
~$70B* | 20%

TREAT
~$100B* | 35%

Nutrition forward[1]
20%

- BOOST: Healthy Kids Fuel — WHITE SPACE
- BOOST: Mindful Snacking — ONE
- CONNECT: Better Together — Lesser Evil (Simple Acts, Clean Snacks); BROOKSIDE DARK CHOCOLATE

Nutrition -aware[1]
20%

- BOOST: Permissible Kids Snacking — PIRATE'S BOOTY
- TREAT: Guilt Free Enjoyment — SKINNY POP; LILY'S; ZERO SUGAR

Nutrition agnostic
60%

- BOOST: Quick Recharge — PAYDAY; ICE BREAKERS; FULFIL
- BOOST: Mood Lift — KitKat; Dot's Homestyle Snacks
- CONNECT: Snack & Bond — JOLLY RANCHER
- CONNECT: Kids' Celebration / Seasons
- TREAT: Tasty Treat — Reese's
- TREAT: Everyday Comfort — HERSHEY'S; Twizzlers
- TREAT: Time to Unwind — Cadbury

*Internal consumer research (2024) and external data sources (Euromonitor, Nielsen, Mintel)

1. Nutrition-forward required a positive response to at least 4/5 health & nutrition statements, while Nutrition aware requires positive response to at least 2/5.

SINCE 1894 HERSHEY'S brand positioning

TREAT
~$100B* | 35%

Everyday Comfort

Top **functional** need — **Delicious & part of my routine**

Top **emotional** needs — **Comfort myself**



KING SIZE
Salted Caramel Creme
HERSHEY'S
SINCE 1894
18-2.2OZ (62g) BARS
HERSHEY'S
milk chocolate
220 CALORIES
NET WT 1.55 OZ (43 g)

Everyday Comfort — HERSHEY'S

*Internal consumer research (2024) and external data sources (Euromonitor, Nielsen, Mintel)

1. Nutrition-forward required a positive response to at least 4/5 health & nutrition statements, while Nutrition aware requires positive response to at least 2/5.

Hershey's: Leaning into rituals and comfort

Everyday Moments

Deepening emotional connectivity to daily rituals

Turning everyday routines into **lasting memories**


HERSHEY'S
it's your happy place


POV: two of your favorite worlds collided
KISSES
59.1K
13.4K
milk chocolate
HERSHEY'S
Harry Potter
SHOP NOW

Collaborations featuring iconic characters and stories

Cultural Moments

Expanding opportunities for joy and celebration


CAMP GOOEY
HERSHEY'S HEATED DEBATE
CAMP TOASTY

Beloved **American traditions**

Coming together around major **sporting events**


TEAM USA
HERSHEY'S
PULISIC'S

Enabling us to build a portfolio with more $1B+ brands

	Dot's Homestyle Pretzels	KitKat	Ice Breakers	Jolly Rancher
2025 Retail Sales	**$605M**	**$735M**	**$750M**	**$485M**
Demand Space	Mood Lift		Quick Recharge	Snack & Bond
	New categories	Brand relaunch	Soothes common GLP-1 side effects	Social-first, Gen Z relevance
	Adventurous flavors	Creamier, crispier formula	Portable formats	On-trend flavors e.g., "swicy"
	Snackable packs		Added functional benefits	Collectibles

Existing


Reese's

$3B+


HERSHEY'S

HERSHEY'S

$2B+

Source: Circana (2025)

TOMORROW'S PORTFOLIO

Fuel Growth via Innovation & M&A

Increase innovation in high growth spaces

Invest in technical capabilities

Supplement innovation with thoughtful M&A

Robust innovation pipeline, focused on four territories

With over $1.5 billion of total sales opportunity expected over next five years

PREMIUMIZATION



FUNCTIONAL



MULTI-SENSORIAL



CUSTOMIZATION



+ CORE BRAND RENOVATION AND PORTFOLIO ARCHITECTURE

Premiumization

CONSUMER INSIGHTS

Premium gaining share across categories

Multiple drivers of Premium perception:

- Indulgent
- Quality ingredients
- Sustainably sourced
- Elevated packaging

APPROACH AND PRODUCT CONCEPTS



Accessible Luxury

Disruptive Indulgence





Quality Ingredients

Functional

CONSUMER INSIGHTS

89% of consumers seeking added benefits in snacks, food, & drinks

Top benefits: Energy, Hydration, Sleep, Immunity, Gut Health

Protein and Fiber as hero ingredients

APPROACH AND PRODUCT CONCEPTS


HERSHEY'S
ZERO SUGAR
HARD CANDY

Better-For-You

Performance



vitaKEY

Customized Nutrition

Snacking+



Source: Refreshment functional conjoint analysis (2025)

Multi-sensorial

CONSUMER INSIGHTS

- Adventurous flavors, flavor fusions
- Novel textures and playful forms to stimulate the senses
- Social, experiential, fun!

APPROACH AND PRODUCT CONCEPTS



On-trend Flavors



Multisensorial Textures



New Eating Experiences

Customization

CONSUMER INSIGHTS

- Increasing expectations for personalization and 'bespoke'
- Gifting to show care and fulfill need for connection

APPROACH AND PRODUCT CONCEPTS



Assortments


happy birthday!
HERSHEY'S
cookies 'n' creme

Gifting & Celebrations


HERSHEY'S
S'mores McFlurry®
limited time
HERSHEY'S
Reese's
Caramel Craze

Recipe Creations

Advancing R&D capabilities

Innovation pipeline requires building category-expanding and disruptive tech

Consumer-led recipe & Ingredient Enhancements



Advantaged Flavor & Texture Delivery


Dot's
SNACK MIX
ORIGINAL
Dot's
Homestyle Pretzels
PAYDAY
SNACK BITES
JOLLY RANCHER
HARD CANDY
JOLLY RANCHER
FREEZE DRIED

Nutrition Science to Guide Functional Snacking



Ingredient Resiliency



\+

+25% increase in R&D investment in 2026

Selective M&A for incrementality

	ORGANIC INNOVATION	M&A
Category	Hershey has superior insights	New category
Competition	Fragmented / less-established, winners unclear	High early mover advantage or winning insurgents are clear
Brand Equity	Existing brand can credibly stretch	No existing brand can stretch
Capabilities & Scale	Ability to invest and leverage existing assets	Accelerate growth, add new assets or technical capabilities

Our Next Gen portfolio is positioned to be **more diversified across higher growth segments**

Share of HSY Net Sales by Segment


TODAY
33%
FUTURE
>40%
Core
Chocolate
Functional
BFY / Premium
Sweets
International
Salty

Functional

$6B TAM

in Protein snacks & powders


FULFIL
ONE
Reese's

Better-for-you / Premium Confection

$7B TAM

growing 3x category


HERSHEY'S
ZERO SUGAR
BROOKSIDE

Sweets

$2.6B retail sales opportunity

from closing share gap


JOLLY RANCHER
Twizzlers

International



Opportunity to 3x business

by achieving market leadership

Salty


Lesser Evil
Dot's SNACK MIX

$25B TAM

in Salty category expansion

Source: Company financials and information (2025)

NEXT GEN PORTFOLIO

KEY TAKEAWAYS



1. Our portfolio is well-positioned — with **significant headroom** in U.S. snacking and international upside

2. Maximizing potential of **today's portfolio** through modern brand building and portfolio effectiveness

3. Fueling **tomorrow's portfolio** with investment in innovation, technical capabilities, & thoughtful M&A



RETAIL OF THE FUTURE



Dot's
Homestyle
Pretzels
ORIGINAL
SEASONED
PRETZEL TWISTS
Lesser Evil
POPCORN
HIMALAYAN GOLD
JOLLY
RANCHER
GUMMIES

Andrew Archambault
President, U.S.



RETAIL OF THE FUTURE

KEY TAKEAWAYS


Kit
Kat

1 We built a **world class commercial engine** with deep consumer and category insights

2 One Hershey combines **Confection leadership** with **disruptive Salty and Functional** portfolios

3 **Unleashing significant opportunity** for revenue growth, margin expansion, and improved investment efficiency

Building on our **category-leading strengths**



Best in class shelf and shopper experience through deep consumer insights

---

Delivering value and entering new occasions with advanced revenue growth capability

---

Maximizing retail execution on- and off-shelf through technology advancements

Deep consumer insights enhance shopper experience and category growth

Consumer & Shopper insights driving sales conversion

Gold Standard Planogram principles that **fuel category productivity**


On the Go
Premium Gifting
Gum & Mint
Sweets
Better For You


SNACK SIZE
KitKat
SNACK SIZE
Reese's TAKE 5

Improving **the shopping experience** in the take-home aisle

The Outcome

Retailer sales **outperformed by +19% in confection** and **+12% in Salty** aisles where implemented

Achieve **90% ACV** on top confection items to increase aisle velocity

Source: Hershey internal research

Pack price strategy designed to reach more consumers


Reese's
4 KING SIZE
8
12
SHARE
FAMILY
PARTY
MINIATURE CUPS
Absolute Price Point & On-the-Go
Portion Control & Value (cal or $/piece)

Single serve sizes drive trial, penetration, and share

Driving Dot's trial and on-the-go consumption

Single-Serve Pretzels % Retail Sales Growth (Y/Y)



— Category — Hershey
80%
70%
60%
50%
40%
30%
20%
10%
0%
2022
2023
2024
2025
+640 bps
share of single-serve Pretzels in last year



Dot's Homestyle Pretzels
BUFFALO
SEASONED
Dot's Homestyle Pretzels
SEASONED
Dot's Homestyle Pretzels
ORIGINAL
SEASONED

Dot's 3.3oz launched in January 2026

With **continued expansion** into new occasions and price points

Expanding occasions and price points in Chocolate

Expanding entry price points in high growth segments (e.g., premium, portion control, better-for-you)



20
BROOKSIDE
DARK CHOCOLATE
BROOKSIDE

Sachets

Single Serve Pouches

Price Pack Architecture delivers affordability and category growth

Affordable indulgence

~75% of everyday portfolio under $4


SWEETS MIX
275 PIECES
FAMILY
Twizzlers
Reese's
KitKat
Almond Joy
JOLLY

Pack types designed for the mass and club channels

Accessible price points

New opening or accessible price points across everyday and seasonal assortments


Reese's
KitKat
WHOPPERS
HERSHEY'S
20
10

Seasons

Under $5 price point


KitKat
Reese's
HERSHEY'S
SNACKSIZE!

Everyday

$1.50 price point

Source: HSY internal consumer research; Circana (2025)

Culturally relevant activations build consumer engagement

Reese's Oreo


Reese's
OREO
200 CALORIES
NET WT 1.4 OZ (39 g)

Drove 20% of Instant Consumable Confection growth since launch

Pokémon Back to School
(through '28)


DISCOVER MORE FUN!
SHARE
POKÉMON
KISSES
milk chocolate
PIRATE'S BOOTY
HERSHEY'S

Pokémon trainer journey turned into **household trial and repeat**

Dirty Soda


Twizzlers
straws
Dr Pepper

From social trend to doorstep in **record time**

Source: Circana (Aug 2025 – Mar 2026); Hershey internal consumer research (2025)

Today's best in class commercial engine achieving growth

America's
#1
pretzel brand
by market share




BUY

#1
Digital Confection Share

#2
Digital Salty Share



Reached
$100M
in retail sales
in 5 months



Sweets Portfolio Growth
>3x
the category



Source: Circana (2025), Share by format

UNLOCK TOTAL PORTFOLIO

with ONE HERSHEY commercial approach

ONE HERSHEY brings One Voice to retailers


SOUR STRIPS
JOLLY RANCHER FREEZE DRIED
HERSHEY'S
Reese's

Confection


SKINNY POP
PARTY SIZE
ORIGINAL
Dot's Homestyle Pretzels
ORIGINAL
SEASONED
PIRATE'S BOOTY

Salty Snacks


ONE
FULFIL
CHOCOLATE SALTED CARAMEL FLAVOUR
VITAMIN & PROTEIN BAR

Protein / Functional Snacking

Focused go-to-market teams
and models within categories

ONE HERSHEY

Unlocking
Total Snacking Advisorship

Front Ends &
Instant Consumables

Digital & Away
from Home

ONE HERSHEY

unlocks the power of our total portfolio

	TODAY	TOMORROW
Category & Structure	Optimizing for confection, salty, and protein categories	Optimizing for total snacking occasions to be total Snacking Advisors
Merchandising Strategy	Category-specific Merchandising	Sweet & Salty Merchandising driving higher lifts
Tentpoles	Blending Salty into select Tentpoles	Full portfolio of brands, forms and flavors to match each consumer moment
Retail Execution	Confection-focused	Sweet & Salty covered in every door
Holistic Commercial Investment	Negotiating and investing within our categories	Total portfolio negotiations and investment strategies

Cross category merchandising to enhance sales lifts

Total Snacking Portfolio Solutions


KISSES
TREATS FOR EVERY TASTE
SALTY
- OR -
SWEET
SKINNY POP
Dot's Pretzels
Dot's SNACK MIX
PIRATE'S BOOTY

MERCHANDISING

SWEET & SALTY

together maximizes sales lifts

+34% CONFECTION ITEMS

vs +30% typical lift for CMG-only merch

+38% SALTY ITEMS

Opportunity to scale to **1,500+** additional large format doors

Source: HSY internal research

Driving year-round cultural relevance through tentpoles and multi-category expansion

Cultural Tentpoles complement Seasonal Leadership ...



JANUARY
Winter Olympics
Valentine's Day
March Madness
Easter
Soccer
Americana
Summer Sweets
Back to School
Halloween
Fall Football
Hershey Movie
Holiday
DECEMBER

... vast runway of additional moments to delight consumers

Super Valentine's

Blockbuster Movies

Amplifying tentpole moments with full portfolio

March Madness


SHAQ-A-LICIOUS SLAMS
SLAM DUNK
Dot's SNACK MIX
BOLD NEW! MIX
SLAM DUNK
Dot's SNACK MIX

America's 250th


snow cone
S'MORES
Low Price
$X XX
Dot's Pretzels
SEASONED TO CELEBRATE
ICE BREAKERS
STARS, STRIPES & FUN
S'MORES
STARS STRIPES & FUN

Technology enabling full Sweet and Salty retail coverage

Leading handheld technology



Image Recognition



Augmented Reality

+

AI-dynamic routing for sales reps & Salty Snacks category insights

Generating 10% time savings per store, expanding retail **doors and portfolio** coverage


Retail Store Coverage
75K
80K+
Now
Next

Source: Internal research (EVD TH Productivity); Circana (ACV); Consumer research (Orders & Trips)

Holistic commercial investment powered by technology

Shifting more dollars to working trade

15% of Non-Working Investments **converting to Working Trade** in the next year

Dynamic promotional ROI optimization


80%

of promotions feeding through **AI-powered trade optimization tool** on path to 100% by 2027

Expanded trade efficiency by 60 basis points versus confection category and 90 basis points versus #2 player

Supporting reinvestment in our brands and margin expansion

Source: Company financials and information; Circana (2025)

Putting it all together, we are confident we can

grow units and velocity across Confection and Salty Snacks

Expanding Confection

- Year-round cultural activations
- Expand ACV for highest velocity core items
- Stimulate demand for sweets, refreshment, BFY, premium, and protein
- Drive category and Hershey share in fast growing channels

Scaling Salty

- Expand distribution and points of interruption
- Reach new consumers and occasions with expanded packs
- Use confection category management principles to stimulate demand

KEY TAKEAWAYS

1 We built a **world class commercial engine** with deep consumer and category insights

2 One Hershey combines **Confection leadership** with **disruptive Salty and Functional** portfolios

3 **Unleashing significant opportunity** for revenue growth, margin expansion, and improved investment efficiency


KitKat
KitKat
KitKat
KitKat
Kit

BREAK

HERSHEY

MODERN SUPPLY CHAIN

Jason Reiman
Chief Supply Chain Officer



HERSHEY
THE HERSHEY COMPANY
SMART FACTORY
Production Monitoring
Quality Control
Inventory Tracking
Energy Efficiency
Production Output
Quality Metrics
Machine Status





KEY TAKEAWAYS

Our supply chain is fundamentally stronger, positioned to protect margins and fuel durable growth

We have built and continue to expand our resiliency across key ingredients

Network investments are positioning us for growth and agility

A tech-enabled supply chain is accelerating productivity and agility through automation and faster, data-driven decision making







Fundamentally stronger supply chain, positioned to protect margin and fuel durable growth

What We Did	What It Will Enable
Core brand capacity	Bigger, faster innovation
Chocolate supply resiliency	More affordable, flexible, and sustainable supply
Flexible/multi-category assets	Growth across categories
Upgraded digital foundation	Increased visibility, productivity, speed, and efficiency
AI enabled planning system	Improving service levels, reduced waste



INGREDIENT RESILIENCE



Cocoa resilience is a core advantage

Disciplined, structured sourcing and hedging approach



Evolved Tactics and Capabilities

- Broadened hedging toolkit
- Expanded market intelligence to new origins
- Added direct sourcing capability
- Advanced supply forecasting with new technology

Creating Greater Visibility and Agility

- Real-time decision making
- Enhanced scenario planning
- Increased optionality
- Strong visibility and cost competitiveness

Proven track record of outperforming a systematic buying approach

Hershey Total Commodity Cost Basket

Advantage vs. Systematic Approach (%)


4.7%
5.2%
0.9%
8.5%
5.5%
7.1%
11.6%
7.1%
4.0%
9.5%
OUTPERFORM
0%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
UNDERPERFORM

Source: Hershey internal hedging data.
Note: Assumes systematic twelve-month forward approach





Global cocoa supply is more diversified

New origins over 50% of global production and rising

Global Cocoa Supply by Origin


100%
0%
43%
20%
37%
36%
13%
51%
2021/22
2024/25
Cote d'Ivoire
Ghana
Rest of World

Ecuador is now the **#2 global supplier**



with >50% increase in production over the past three years

From farmer to factory: investing for the long-term



Hershey Income Accelerator Program
$40M farmer investment in Côte d'Ivoire to build financial resilience and long term supply



Increased R&D
to improve farm health and productivity and long-term supply sustainability



Expanded bean sourcing
through R&D capabilities that expand origin diversification



Direct sourcing capabilities via supply chain investments

AGILE
NETWORK

A network built for the next chapter of growth

Capacity

Runway to support future growth

Full Utilization


Network
Utilization

Optimal with Upside

Capabilities

Added capabilities across multiple Salty categories

Dot's Homestyle Pretzels — Pretzel Baking & Seasoning

SkinnyPop — Popcorn

Lesser Evil — Popcorn and Puffs

Pirate's Booty — Puffs


15
GRAB & GO

Variety packs

Resilience

Built World Class Digitally Integrated Chocolate Plant



Agility strategies for every stage of growth

Chocolate
Optimize for Growth



Optimize network for growth and margin expansion

Regionally relevant portfolio

Sweets
Scale Capabilities



Scale capabilities to support growth in new brands, textures and forms

Invest in internal capabilities to support growth

Salty Snacks
Expand Capacity



Expand regional sourcing to improve service and margin

Invest in capacity ahead of growth

Functional Snacks
Delight New Consumers



Build capabilities and partnerships to support Health & Wellness platform

Insourcing as new platforms scale to drive margin and capabilities

Chocolate


Internal
External

Sweets


Internal
External

Salty Snacks


Internal
External

Functional Snacks


Internal
External

FUND THE FUTURE

AI across every stage of our operations

Plan

Digital operational planning and decision intelligence connects the dots across the whole supply chain to reduce waste, optimize inventory and increase service levels

Source

Sourcing analytics to enable robust category strategies



Make

Connected workers, digitized lean manufacturing, and plant automation to improve manufacturing efficiency



Deliver

Automated fulfilment to deliver custom assortments and increase speed to market


Reese's

Enabling a resilient, efficient, and responsive network

Customized precision displays enabled by AI and automation

50% reduction in time from concept to commercialization

Retail Technology Develops Right Solution For Customer


INNOVATION
SARAH J.

Agile Fulfilment Automates Customization



Fully Customized Displays Drive Store Level Performance


Reese's
OREO

Enables precision down to store-level dynamics to maximize performance

Decision Intelligence orchestrates decisions across the value chain

Micro decisions in real time


Product Flow
SUGAR
AUTO
DISTRIBUTION CENTER
OPEN
Retail Stores
Suppliers
Manufacturing
Distribution Center
Customer Warehouse & Distributors
Retail Stores
Data Flow

Resulting in a projected $50M supply chain cost savings and $100M inventory reduction over the next two years

Our productivity focus will continue to fuel growth opportunities


Productivity Savings
1.9%
1.9%
2.5%
3.0%
3.3%
~3.3%
>3%
% of COGS
$93M
$97M
$150M
$192M
$241M
2021
2022
2023
2024
2025
2026E
2027E+

Transform procurement capabilities to drive spend efficiencies

Physical and digital automation to enhance productivity and worker experience

Automated planning enabling network efficiencies and reduced waste

Source: Company financials and information

MODERN SUPPLY CHAIN

KEY TAKEAWAYS


HERSHEY'S

Our supply chain is fundamentally stronger, positioned to protect margins and fuel durable growth

We have built and continue to expand our resiliency across key ingredients

Network investments are positioning us for growth and agility

A tech-enabled supply chain is accelerating productivity and agility through automation and faster, data-driven decision making

NEXT GEN PERFORMANCE

Steve Voskuil

Chief Financial Officer


HERSHEY'S



KEY FINANCIAL TAKEAWAYS

1. **Clear, durable top-line algorithm** anchored in key strategies

2. **Strong visibility to margin restoration** and expansion. Productivity and transformation are structural, not cyclical

3. **Empowering differentiated performance** through investments in portfolio and execution

4. Disciplined **capital allocation reinforces financial strength** and shareholder returns





Unlocking the next chapter of differentiated results

Over the next three years, we plan to deliver:



JOLLY RANCHER FREEZE
SHAQ-A-LICIOUS XL GUMMIES
HERSHEY'S milk chocolate
Reese's

Undisputed Leadership in **North America Confectionery**



SKINNY POP
PARTY SIZE
PIRATE'S BOOTY
Dot's Homestyle Pretzels
Lesser Evil
POPCORN

Fastest growing portfolio in U.S. **Salty Snacking, on track to #2**



Reese's
WHITE
HERSHEY'S
MILK SHAKE
choco tubes

High growth, high return **International** business anchored in Mexico, Brazil, UK/Europe

+

Functional Snacking upside



ONE
HERSHEY'S
FULFIL
PROTEIN BAR

SEGMENT PERFORMANCE



NORTH AMERICA CONFECTIONERY

Be the undisputed leader in confection



Organic Net Sales Growth

Stabilize Share		Expand Share
2022-2025[1]	2026	2027+
+4%	~3%	2-4%

Looking ahead to balanced growth contribution

1. Strong ROI brand building investments
2. Expanded innovation pipeline
3. Volume growth supported by expansion into premium, better-for-you, sweets, functional
4. One Hershey efficiently unlocks distribution and merchandizing
5. Strategic net price realization

1. CAGR 2022-2025

Source: Company financials and information

Restore and expand operating margins

Operating Margin


32.9%
34.2%
32.3%
26.3%
Restore
Expand
2022
2023
2024
2025
2026E
2027E
2028E

Margin Expansion Levers

- Strategic pricing net of input cost inflation
- Scale and network optimization
- Tech-fueled productivity
- Premiumization

Investment Areas

- Product mix
- Recipes and colors
- Innovation and R&D
- Brand building



Source: Company financials and information



NORTH AMERICA SALTY SNACKS

Aspire to be #2 U.S. salty snacking portfolio

Organic Net Sales Growth

2022-2025[1]	2026	2027+
+4%	+MSD Net Sales +20%[2]	+MSD



HERSHEY
Salty Snacks
#2 PLAYER
#4 player
#5 player
2022
2025
Future

Volume-led core and adjacent occasions

1 Expand Leadership in Popcorn, Pretzels



SKINNY POP
Dot's Pretzels

#1 in RTE Popcorn

#1 in Pretzels

2 Expand into new disruption ready Salty categories



Dot's SNACK MIX
PIRATE'S BOOTY

Snack Mix

Kids Snacking

3 Build Permissible Snacking platform



…Lesser Evil extends to new categories

1. CAGR 2022-2025.
2. Includes contribution from the LesserEvil acquisition.

Source: Company financials and information; Circana (2025)

NORTH AMERICA SALTY SNACKS

Fuel near-term growth to unlock long-term scale and margin


Operating Margin
Long term:
Achieve Top-Quartile
Peer Top Quartile
Peer Median
15.5%
14.5%
17.6%
19.0%
2022
2023
2024
2025
2026E
2027E
2028E

Margin Expansion Levers

- Scale
- Automation & efficiencies
- M&A synergies
- Network optimization

Investment Areas

- Brand building
- Innovation & R&D
- Product mix
- Retail coverage



Source: Company financials and information.

Positioned in high growth, high return markets


Reese's
WHITE
HERSHEY'S
choco tubes

Net Sales Growth

2022-2025[1]	2026	2027+
+4%	(LSD)%	+LSD-MSD
	Network and portfolio optimization	High ROI, scalable anchor markets

Looking ahead to volume-led contribution

1. Household penetration and share gains in Brazil, Mexico, UK and Europe
2. Localized innovation in anchor markets
3. Expansion of cultural and seasonal execution
4. Focused, efficient brand support

1. CAGR 2022-2025

Source: Company financials and information

INTERNATIONAL

Profit recovery underway

Operating Margin


Long term:
Competitive Margins
Peer Top Quartile
Peer Median
12.6%
15.6%
11.7%
0.4%
2022
2023
2024
2025
2026E
2027E
2028E

Margin Expansion Levers

- Cocoa and tariff cost normalization
- Route to market optimization
- Portfolio diversification
- Scale
- Tech-fueled efficiencies

Investment Areas

- Trial and awareness
- Focused brand building
- Distribution
- Innovation & R&D


Kisses
Chocolate con leche y almendras
CONT. NET. 240 g

Source: Company financials and information

ENTERPRISE OUTLOOK


HERSHEY'S




VALUE CREATION FRAMEWORK

designed to deliver differentiated financial performance

- Iconic brands in growing categories
- Expansion into attractive whitespaces
- Balanced revenue growth
- Restore leading margins and expand gross profit dollars
- Reinvesting in brand building, innovation & R&D
- Strong cash flow enables portfolio expansion
- Disciplined capital allocation



Return to balanced organic net sales growth by capturing new occasions

2026

Price-led Growth

Inflation-driven strategic pricing

Expanded innovation & tentpoles

2027

Shifting to Balance

Continued new-occasion capture

Seasonal pricing carryover

LesserEvil organic volume

2028+

Balanced Revenue Growth

Modern brand building &
One Hershey commercial approach
growing and capturing new occasions

Portfolio oriented toward faster-growth platforms



Restoring margin while supporting portfolio evolution to drive long-term profit dollar growth


Adjusted Gross Margin (%)
44.0%
45.0%
45.5%
44.9%
44.0%
45.3%
43.3%
37.2%
Optimal Range
RECOVER
RESTORE
MODEST EXPANSION
Food Peer Top Quartile 33%
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028+

Tailwinds

- Scale & Network Optimization
- Productivity
- Pricing / Price Pack Architecture
- Premiumization
- Cocoa normalization

Investments

- Ingredient and recipe evolution
- Portfolio and product mix

Headwinds

- Macroenvironment
- Raw material volatility
- Elasticity

Source: Company financials and information. Food Peers include CAG, CPB, GIS, K, KHC, MDLZ, MKC, SJM

Transformation and smart spending continue to deliver funding for growth



Total Transformation Program Net Savings
(2024-2026)
~$100M
~90%
$400M
~50%
~50%
COGS
SG&A
2026
Run Rate

Technology embedded through transformation enables run rate Next Gen productivity savings of

$110 million

Source: Company financials and information.

Strong visibility to consistently deliver Long-Term Algorithm

	2026 - Recover	2027 - Restore	2028+ - Expand
Organic Net Sales Growth[1]	2.5% to 3.5%	2% to 4%	2% to 4%
Adjusted EPS Growth	30% to 35%	15% to 20%	6% to 8%
Assumptions		• Cocoa cost deflation • Stable competitive environment	• Balanced revenue contribution • Normalizing macro environment • Stable raw material inflation • Stable competitive environment

1. Excludes an approximate 150 basis point benefit from the 2025 acquisition of LesserEvil. Net sales growth guidance is 4% to 5%.

Consistent free cash flow supporting long-term value creation



Free Cash Flow
($ Billion)
5.7%
5-Yr CAGR
$1.2
$1.5
$1.5
$1.3
$1.6
$1.8
100%+
Adj. Free Cash Flow Productivity
2020
2021
2022
2023
2024
2025
2026 E
2027
2028+

Driven by

1. Earnings recovery & growth
2. Transformation & productivity savings
3. Working capital improvement
4. Run rate capital expenditure

Source: Company financials and information, FCF excludes equity investments in tax credit qualifying partnerships.

Strong cash generation enables reinvestment and shareholder value creation

Capital Allocation Priorities

1

Reinvest for growth
(Including M&A)

~4% of Sales
run rate capex

Consistent dividend growth

Payout >50%
diluted EPS

2

Maintain strong balance sheet

~2.0x
target net leverage ratio

Share buybacks

Opportunistic
approach

Disciplined M&A in core and high growth adjacencies

	SkinnyPop	Pirate's Booty	ONE	Lily's	Dot's Homestyle Snacks	Pretzels Inc	Weaver Popcorn Co.	Sour Strips	Fulfil	Lesser Evil
Year of Acquisition	2018	2018	2019	2021	2021	2021	2023	2024	2025	2025
Confection whitespaces (Premium, BFY, Sweets)				●				●		
High growth adjacencies (Salty Snacking, Functional)	●	●	●		●				●	●
Expand capabilities (Manufacturing, R&D, Tech)						●	●			
Meeting financial hurdles	●	●			●	●	●	●	●	NEW

Source: Company financials and information,

INVESTMENT THESIS



- Leading positions in large, growing categories with expandable consumer demand
- Significant headroom for core and whitespace expansion within snacking
- 40%+ of future portfolio positioned in accelerated-growth platforms
- Structural margin expansion beyond restoration powered by productivity, scale, and strategic pricing
- $1.8B+ free cash flow engine funding disciplined growth and capability reinvestment

Deliver Consistent, Peer-leading Shareholder Return

Q&A SESSION


Cadbury
Kisses

CLOSING REMARKS





1. Pure-play snacking leader with **core strength** and **meaningful whitespace**
2. Confident in expanding **confection leadership, reaching #2 in salty, and International incrementality**
3. Unlocking growth through **One Hershey** and **next-gen capabilities** in R&D, innovation, and brand building
4. Modern **supply chain will provide fuel** for growth and **support more consumer choice** in our portfolio
5. Balancing **earnings recovery by 2027 and positioning for new heights** in top- and bottom-line performance

2026 PROJECTED

EPS Reconciliation of GAAP and Non-GAAP

In Dollars Per Share Amounts	2026 (Projected)	YoY Growth	2025
Reported EPS diluted (GAAP)	$7.77 - $8.19	**+79% to +89%**	$4.34
Adjustments			
Derivative mark-to-market losses (gains)	-		$2.08
Business realignment activities	0.30 – 0.35		$0.29
Acquisition and integration-related activities	0.15 - 0.20		$0.20
Goodwill impairment charges	-		$0.03
Tax effect of all adjustments reflected above	(0.12)		(0.63)
Adjusted EPS – Diluted (Non-GAAP)	$8.20 - $8.52	**+30% to +35%**	$6.31

Certain forward-looking non-GAAP measures included in this presentation cannot be reconciled to the most directly comparable GAAP measures without unreasonable effort. See "Forward-Looking Statements" and refer to the following Appendix slides for additional information and reconciliations

Reconciliation of GAAP and Non-GAAP information

In Millions of Dollars Except Per Share Amounts	Gross Profit	Operating Profit	Net Income	Income Per Share-Diluted
GAAP results	$3,922.7	$1,441.2	$883.3	$4.34
Adjustments				
Derivative mark-to-market losses	423.2	423.2	320.5	2.08
Business realignment activities	-	59.4	44.5	0.29
Acquisition and integration-related activities	5.3	40.0	30.4	0.20
Goodwill impairment charges	-	6.4	4.9	0.03
Tax effect of all adjustments reflected above	-	-	-	(0.63)
Non-GAAP results	$4,351.2	$1,970.5	$1,283.4	$6.31

As reported gross margin	33.5%
Non-GAAP gross margin[1]	37.2%
As reported operating profit margin	12.3%
Non-GAAP operating profit margin [2]	16.9%

(1) Calculated as non-GAAP gross profit as a percentage of net sales for the period presented.
(2) Calculated as non-GAAP operating profit as a percentage of net sales for the period presented.

YEAR-ENDED: DECEMBER 31, 2024

Reconciliation of GAAP and Non-GAAP information

In Millions of Dollars Except Per Share Amounts	Gross Profit	Operating Profit	Net Income	Income Per Share-Diluted
GAAP results	$5,300.9	$2,898.2	$2,221.2	$10.92
Adjustments				
Derivative mark-to-market gains	(460.4)	(460.4)	(391.9)	(2.26)
Business realignment activities	12.2	117.5	89.3	0.58
Acquisition and integration-related activities	2.3	45.3	34.3	0.22
Other miscellaneous benefits	-	(5.3)	(2.9)	(0.03)
Tax Reserve Adjustment	-	-	(43.0)	-
Tax effect of all adjustments reflected above	-	-	-	(0.06)
Non-GAAP results	$4,855.0	$2,595.3	$1,907.0	$9.37

As reported gross margin	47.3%
Non-GAAP gross margin(1)	43.3%
As reported operating profit margin	25.9%
Non-GAAP operating profit margin (2)	23.2%

(1) Calculated as non-GAAP gross profit as a percentage of net sales for the period presented.
(2) Calculated as non-GAAP operating profit as a percentage of net sales for the period presented.

YEAR-ENDED: DECEMBER 31, 2023

Reconciliation of GAAP and Non-GAAP information

In Millions of Dollars Except Per Share Amounts	Gross Profit	Operating Profit	Net Income	Income Per Share-Diluted
GAAP results	$4,997.8	$2,560.9	$1,861.8	$9.06
Adjustments				
Derivative mark-to-market losses	58.9	58.9	48.7	0.29
Business realignment activities	0.5	3.4	2.7	0.01
Acquisition and integration-related activities	(1.7)	75.9	57.6	0.37
Tax effect of all adjustments reflected above	-	-	-	(0.14)
Non-GAAP results	$5,055.5	$2,699.1	$1,970.8	$9.59

As reported gross margin	44.8%
Non-GAAP gross margin(1)	45.3%
As reported operating profit margin	22.9%
Non-GAAP operating profit margin (2)	24.2%

(1) Calculated as non-GAAP gross profit as a percentage of net sales for the period presented.
(2) Calculated as non-GAAP operating profit as a percentage of net sales for the period presented.

YEAR-ENDED: DECEMBER 31, 2022

Reconciliation of GAAP and Non-GAAP information

In Millions of Dollars Except Per Share Amounts	Gross Profit	Operating Profit	Net Income	Income Per Share-Diluted
GAAP results	$4,498.8	$2,260.8	$1,644.8	$7.96
Adjustments				
Derivative mark-to-market losses	78.8	78.2	64.7	0.38
Business realignment activities	-	4.4	3.3	0.02
Acquisition and integration-related activities	4.0	48.5	37.0	0.24
Other miscellaneous losses	-	13.6	10.3	0.07
Tax effect of all adjustments reflected above	-	-	-	(0.15)
Non-GAAP results	$4,581.6	$2,405.4	$1,760.1	$8.52

As reported gross margin	**43.2%**
Non-GAAP gross margin(1)	**44.0%**
As reported operating profit margin	**21.7%**
Non-GAAP operating profit margin (2)	**23.1%**

(1) Calculated as non-GAAP gross profit as a percentage of net sales for the period presented.
(2) Calculated as non-GAAP operating profit as a percentage of net sales for the period presented.

YEAR-ENDED: DECEMBER 31, 2021

Reconciliation of GAAP and Non-GAAP information

In Millions of Dollars Except Per Share Amounts	Gross Profit	Operating Profit	Net Income	Income Per Share-Diluted
GAAP results	$4,048.6	$2,043.7	$1,477.5	$7.11
Adjustments				
Derivative mark-to-market gains	(24.4)	(24.4)	(15.2)	(0.12)
Business realignment activities	5.2	16.6	13.5	0.09
Acquisition and integration-related activities	2.7	33.1	25.5	0.16
Noncontrolling interest share of business realignment and impairment charges	-	-	5.3	0.03
Other miscellaneous benefits	-	(15.2)	(13.7)	(0.07)
Tax effect of all adjustments reflected above	-	-	-	(0.01)
Non-GAAP results	$4,032.1	$2,053.9	$1,492.8	$7.19

As reported gross margin	45.1%
Non-GAAP gross margin (1)	44.9%
As reported operating profit margin	22.8%
Non-GAAP operating profit margin (2)	22.9%

(1) Calculated as non-GAAP gross profit as a percentage of net sales for the period presented.
(2) Calculated as non-GAAP operating profit as a percentage of net sales for the period presented.

YEAR-ENDED: DECEMBER 31, 2020

Reconciliation of GAAP and Non-GAAP information

In Millions of Dollars Except Per Share Amounts	Gross Profit	Operating Profit	Net Income	Income Per Share-Diluted
GAAP results	$3,701.3	$1,782.7	$1,278.7	$6.11
Adjustments				
Derivative mark-to-market losses	6.4	6.4	5.1	0.03
Business realignment activities	2.2	31.5	24.0	0.15
Acquisition-related costs	-	3.6	2.8	0.03
Pension settlement charges relating to Company-directed initiatives	-	-	2.6	0.02
Long-lived asset impairment charges	-	9.1	8.8	0.04
Noncontrolling interest share of business realignment and impairment charges	-	-	(3.4)	(0.02)
Other miscellaneous benefits	-	(3.2)	(2.4)	(0.01)
Tax effect of all adjustments reflected above	-	-	-	(0.06)
Non-GAAP results	$3,709.9	$1,830.2	$1,316.2	$6.29

As reported gross margin	**45.4%**
Non-GAAP gross margin (1)	**45.5%**
As reported operating profit margin	**21.9%**
Non-GAAP operating profit margin (2)	**22.5%**

(1) Calculated as non-GAAP gross profit as a percentage of net sales for the period presented.
(2) Calculated as non-GAAP operating profit as a percentage of net sales for the period presented.

YEAR-ENDED: DECEMBER 31, 2019

Reconciliation of GAAP and Non-GAAP information

In Millions of Dollars Except Per Share Amounts	Gross Profit	Operating Profit	Net Income	Income Per Share-Diluted
GAAP results	$3,622.5	$1,596.0	$1,149.7	$5.46
Adjustments				
Derivative mark-to-market gains	(28.7)	(28.7)	(25.2)	(0.14)
Business realignment activities	-	9.2	7.3	0.04
Acquisition-related costs	2.0	10.2	7.7	0.05
Pension settlement charges relating to Company-directed initiatives	-	-	1.8	0.01
Long-lived and intangible asset impairment charges	-	112.5	88.5	0.53
Noncontrolling interest share of business realignment and impairment charges	-	-	(2.8)	(0.01)
Gain on sale of other assets	-	(11.3)	(8.5)	(0.05)
Tax effect of all adjustments reflected above	-	-	-	(0.11)
Non-GAAP results	$3,595.8	$1,687.9	$1,218.4	$5.78

As reported gross margin	45.4%
Non-GAAP gross margin[1]	45.0%
As reported operating profit margin	20.0%
Non-GAAP operating profit margin [2]	21.1%

(1) Calculated as non-GAAP gross profit as a percentage of net sales for the period presented.
(2) Calculated as non-GAAP operating profit as a percentage of net sales for the period presented.

YEAR-ENDED: DECEMBER 31, 2018

Reconciliation of GAAP and Non-GAAP information

In Millions of Dollars Except Per Share Amounts	Gross Profit	Operating Profit	Net Income	Income Per Share-Diluted
GAAP results	$3,575.3	$1,623.7	$1,177.6	$5.58
Adjustments				
Derivative mark-to-market gains	(168.3)	(168.3)	(152.5)	(0.80)
Business realignment activities	11.3	51.8	38.9	0.25
Acquisition-related costs	6.2	44.8	35.7	0.21
Pension settlement charges relating to Company-directed initiatives	-	-	4.1	0.03
Long-lived and intangible asset impairment charges	-	57.7	41.9	0.27
Impact of U.S. tax reform	-	-	(7.8)	-
Noncontrolling interest share of business realignment and impairment charges	-	-	(6.3)	(0.03)
Gain on sale of licensing rights	-	(2.7)	(1.5)	(0.01)
Tax effect of all adjustments reflected above	-	-	-	(0.14)
Non-GAAP results	$3,424.6	$1,607.1	$1,130.1	$5.36

As reported gross margin	**45.9%**
Non-GAAP gross margin(1)	**44.0%**
As reported operating profit margin	**20.8%**
Non-GAAP operating profit margin (2)	**20.6%**

(1) Calculated as non-GAAP gross profit as a percentage of net sales for the period presented.
(2) Calculated as non-GAAP operating profit as a percentage of net sales for the period presented.

Reconciliation of GAAP and Non-GAAP information

Millions of Dollars For the year ended December 31,	2020	2021	2022	2023	2024	2025
Components of Free Cash Flow						
OPERATING ACTIVITIES						
Net Income	**$1,275.4**	**$1,482.8**	**$1,644.8**	**$1,861.8**	**$2,221.2**	**$883.3**
Adjustments to reconcile net income to net cash provided by operating activities:						
Depreciation and amortization	294.9	315.0	379.0	419.8	455.3	503.7
Stock-based compensation expense	57.6	66.7	66.0	81.0	44.4	65.5
Deferred income taxes	26.9	13.4	36.9	16.2	73.2	122.3
Impairment of long-lived and intangible assets	9.1	-	-	-	-	6.4
Write-down of equity investments	125.6	113.8	188.3	210.5	243.3	24.5
Other	113.5	96.0	120.8	103.3	(437.2)	631.7
Changes in assets and liabilities, net of business acquisitions and divestitures*	(203.3)	(4.8)	(107.9)	(369.4)	(68.7)	40.1
Net cash provided by operating activities	**1,699.7**	**2,082.9**	**2,327.8**	**2,323.2**	**2,531.6**	**2,277.4**
INVESTING ACTIVITIES						
Capital additional (Including software)	(441.6)	(495.9)	(519.5)	(771.1)	(605.9)	(454.6)
Equity investments in tax credit qualifying partnerships	(87.2)	(128.4)	(275.5)	(256.8)	(285.5)	11.9
Business acquisitions, net of cash and cash equivalents acquired	-	(1,601.1)	-	(165.8)	(75.5)	(829.7)
Other investing activities	(2.4)	2.5	7.6	(4.9)	6.6	(6.2)
Net cash used in investing activities	**(531.3)**	**(2,222.8)**	**(787.4)**	**(1,198.7)**	**(960.3)**	**(1,278.7)**
***A.** Capital additions (including software)*	*(441.6)*	*(495.9)*	*(519.5)*	*(771.1)*	*(605.9)*	*(454.6)*
***B.** Equity investments in tax credit qualifying partnerships*	*(87.2)*	*(128.4)*	*(275.5)*	*(256.8)*	*(285.5)*	*11.9*
Non-GAAP results (Net cash provided by operating activities + A + B)	**$1,170.8**	**$1,458.6**	**$1,532.8**	**$1,295.3**	**$1,640.2**	**$1,834.6**

* Accounts receivable, Inventories, Prepaid expenses and other current assets, accounts payable, accrued income taxes, contribution to pension and other benefit plans, other assets and liabilities